                                                                  Exhibit 10.3.4

                                                                  EXECUTION COPY


      THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND CONSENT

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND CONSENT (this "Amendment") is made as of this 9th day of January, 2001 by and among
       ---------
TRITEL PCS, INC., a Delaware corporation (the "Borrower"), TRITEL, INC., a
                                               --------
Delaware corporation (the "Parent"), the Lenders (as defined in the Loan
                           ------
Agreement defined below) and Toronto Dominion (Texas), Inc. (the "Administrative
                                                                  --------------
Agent"), as administrative agent for the Lenders.
-----

                              W I T N E S S E T H:
                              --------------------


     WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of March 31, 1999 as amended by that certain First Amendment thereto dated as of April 21, 1999 and that certain Second Amendment thereto dated as of October 31, 2000 (the "Loan Agreement"); and
           --------------

     WHEREAS, the Borrower desires to issue indebtedness, which may be (a) subordinated indebtedness incurred pursuant to Section 7.1(g) of the Loan Agreement or (b) unsecured indebtedness of the Borrower (in either event, the "Additional Debt"); and
 ---------------

     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders have agreed, subject to the terms hereof, to amend the Loan Agreement and to consent to the terms of the Additional Debt, in each case, as provided herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement and further agree as follows:

     1.   Amendments to Article 1, Definitions, of the Loan Agreement.  Section
          -----------------------------------------------------------
1.1, Defined Terms, of the Loan Agreement is hereby amended by deleting each of
     -------------
the definitions of "Annualized Operating Cash Flow" and "License Subs" in its entirety and by substituting, in lieu thereof, the following:

          "'Annualized Operating Cash Flow' shall mean the product of (a)
            ------------------------------
     Operating Cash Flow for the most recently completed two (2) fiscal quarter period (or if the calculation date is the last day of a fiscal quarter, then the two (2) fiscal quarter period ending on such date) times (b) two
                                                                 -----
     (2); provided, however, that for all calculation dates for the period
          --------  -------
     beginning December 31, 2002 through March 30, 2003, "Annualized Operating

     Cash Flow" shall mean the product of (i) Operating Cash Flow for the fiscal quarter ended December 31, 2002 times (ii) four (4); provided, further,
                                     -----                --------  -------
     that for the purposes of calculating compliance with Section 7.16 hereunder on December 31, 2003, "Annualized Operating Cash Flow" shall mean the product of (a) the sum of Operating Cash Flow for the fiscal quarters ended September 30, 2003 and December 31, 2003 times (b) two (2)."
                                              -----

          "'License Subs' shall mean, collectively, Tritel A/B Holding Corp.,
            ------------
     Tritel C/F Holding Corp., NexCom, Inc., Clearcall, Inc., Global PCS, Inc., Clearwave, Inc., DigiNet PCS, Inc., DigiCom, Inc., DigiCall, Inc., Tritel License-Alabama, Inc., Tritel License-Florida, Inc. and Tritel License-Georgia, Inc., each a Delaware corporation, and AirCom PCS, Inc. and QuinCom, Inc., each an Alabama corporation, and any other wholly-owned Subsidiary of the Borrower designated as a License Sub by notice to the Administrative Agent, in each case, the Capital Stock of which is pledged to the Administrative Agent pursuant to a Borrower's Pledge Agreement or a Subsidiary Pledge Agreement, as appropriate; and 'License Sub' shall mean
                                                       -----------
     any one of the foregoing License Subs."


     2.  Amendments to Article 7, Negative Covenants, of the Loan Agreement.
         ------------------------------------------------------------------

          (a) Amendment to Section 7.1.  Section 7.1 of the Loan Agreement,
              ------------------------
Indebtedness of the Parent, the Borrower and the Borrower's Subsidiaries, is
------------------------------------------------------------------------
hereby amended by deleting the word "and" at the end of Section 7.1(l), deleting the "." at the end of Section 7.1(m) and substituting in lieu thereof the following:

          "; and

          (n) Indebtedness of the Borrower not to exceed $50,000,000 in the aggregate outstanding at any time, provided that such Indebtedness is (i) unsecured, (ii) in favor of vendors of equipment useful to the Borrower's and its Subsidiaries' businesses, and (iii) subordinated to the Obligations on terms and conditions satisfactory to the Administrative Agent."

          (b) Amendment to Section 7.13.  Section 7.13 of the Loan Agreement,
              -------------------------
Maximum Capital Expenditures, is hereby amended by deleting such Section in its
----------------------------
entirety and substituting in lieu thereof the following:

          "Section 7.13  Maximum Capital Expenditures.  (a) As of each fiscal
                         ----------------------------
     quarter end set forth below, and (b) at the time of any Advance hereunder which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit Capital Expenditures (excluding assets purchased with the proceeds of obsolete, worn out or no longer useful assets as permitted by Section 7.4(a) hereof and, on and after the TeleCorp/Tritel Merger Effective Date, excluding assets purchased with the proceeds of any capital contributed to the Parent by Holdings or any loans made to the Parent by Holdings permitted hereunder and contributed by the Parent to the Borrower as capital or otherwise lent by the Parent to the Borrower) for the Borrower and its Subsidiaries to exceed in any period:

     Period                                                           Total Capital Expenditures
     ------                                                           --------------------------
     From January 1, 2000 through December 31, 2000                   $411,000,000
     From January 1, 2001 through December 31, 2001                   $175,000,000
     From January 1, 2002 through December 31, 2002                   $ 75,000,000
     From January 1, 2003 through December 31, 2003                   $ 50,000,000
     From January 1, 2004 through December 31, 2004                   $ 50,000,000
     From January 1, 2005 through December 31, 2005                   $ 50,000,000
     From January 1, 2006 through December 31, 2006                   $ 50,000,000
     From January 1, 2007 through December 31, 2007                   $ 50,000,000

    ; provided that any permitted amount which is not spent in any period
      --------
    specified above (excluding any amount carried forward from the immediately preceding period permitted to be spent during such period) may be carried forward to the immediately subsequent period, and may be spent in addition to the otherwise applicable limitation for such period; provided further
                                                            -------- -------
    that for purposes of calculating the amount of any carry-forward amount for any period under this Section 7.13, any amount carried forward from the preceding period shall be deemed to be the first amount spent during the current period; provided, further, that on and after the TeleCorp/Tritel
                    --------  -------
    Merger Effective Date, that in addition to the amounts otherwise permitted under this Section 7.13, the Borrower and its Subsidiaries may make additional Capital Expenditures in an aggregate amount not to exceed the product of (x) $10.00 multiplied by (y) the number of aggregate POPs located
                          -------------
    within the network for the purposes of constructing voice, data, video and/or other media communication systems using new technology pursuant to a business plan and during periods approved of in advance in writing by the Required Lenders."

          (c) Amendment to Section 7.14.  Section 7.14 of the Loan Agreement,
              -------------------------
Total Leverage Ratio, is hereby amended by deleting such Section in its entirety
--------------------
and substituting in lieu thereof the following:

          "Section 7.14  Total Leverage Ratio.  (a) As of the end of any
                         --------------------
     calendar quarter and (b) at the time of any Advance hereunder (after giving effect to such Advance) which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, in each case, on and after December 31, 2002, the Borrower shall not permit the Total Leverage Ratio to exceed the ratios set forth below during the periods indicated:

                    Period                                       Ratio
                    ------                                       -----

          December 31, 2002                                      12.50:1

          January 1, 2003 through
          March 31, 2003                                         12.00:1

          April 1, 2003 through
          June 30, 2003                                           9.00:1

          July 1, 2003 through
          December 31, 2003                                       7.00:1

          January 1, 2004 and
          thereafter                                              5.00:1"


          (d) Amendment to Section 7.15.  Section 7.15 of the Loan Agreement,
              -------------------------
Senior Leverage Ratio, is hereby amended by deleting such Section in its
---------------------
entirety and substituting in lieu thereof the following:

          "Section 7.15  Senior Leverage Ratio.  (a) As of the end of any
                         ---------------------
     calendar quarter and (b) at the time of any Advance hereunder (after giving effect to such Advance) which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, in each case, on and after December 31, 2002, the Borrower shall not permit the Senior Leverage Ratio to exceed the ratios set forth below during the periods indicated:


                    Period                                       Ratio
                    ------                                       -----

          December 31, 2002                                      10.00:1

          January 1, 2003 through
          March 31, 2003                                          9.00:1

          April 1, 2003 through
          June 30, 2003                                           6.00:1

          July 1, 2003 through
          December 31, 2003                                       5.00:1

          January 1, 2004 and thereafter                          4.00:1"

          (e) Amendment to Section 7.16.  Section 7.16 of the Loan Agreement,
              -------------------------
Fixed Charges Coverage Ratio, is hereby amended by deleting such Section in its
----------------------------
entirety and substituting in lieu thereof the following:

          "Section 7.16  Fixed Charges Coverage Ratio.  (a) As of the end of any
                         ----------------------------
     calendar quarter and (b) at the time of any Advance hereunder (after giving effect to such Advance) which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit the Fixed Charges Coverage Ratio to be less than the ratios set forth below for the periods indicated:

                    Period                    Ratio
                    ------                    -----

          December 31, 2003 through
           March 31, 2004                      1.00:1

          April 1, 2004 and thereafter        1.10:1"

          (f) Amendment to Section 7.17.  Section 7.17 of the Loan Agreement,
              -------------------------
Interest Coverage, is hereby amended by deleting such Section in its entirety
-----------------
and substituting in lieu thereof the following:

          "Section 7.17  Interest Coverage Ratio.  (a) As of the end of any
                         -----------------------
     calendar quarter and (b) at the time of any Advance hereunder (after giving effect to such Advance) which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit the Interest Coverage Ratio to be less than the ratios set forth below for the periods indicated:

                  Period                       Ratio
                  ------                       -----

          January 1, 2003 through
          September 30, 2003                  1.25:1

          October 1, 2003 through
          September 30, 2004                  1.50:1

          October 1, 2004
          and thereafter                      2.00:1"

     3.   Consent to Terms of Additional Debt.  Subject to the terms and
          -----------------------------------
conditions hereof, and notwithstanding any provisions of the Loan Agreement, the Lenders hereby consent to the terms of the Additional Debt set forth in the description of notes attached hereto as Exhibit A and made a part hereof (or on
                                        ---------
terms substantially as set forth in the description of notes attached hereto as Exhibit A and in no event materially less favorable to the interests of the
---------
Lenders than the terms set forth in such description of notes). On or prior to the issuance of such Additional

Debt, the Borrower and the Parent shall provide to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, (a) certification to the Lenders (i) of the Borrower's and the Parent's compliance with Sections
7.8 through and including 7.17 of the Loan Agreement both before and after giving effect to the issuance of the Additional Debt, (ii) that neither a Default or an Event of Default exists or will be caused by the issuance of the Additional Debt, (iii) that the aggregate initial public offering price or purchase price of such Additional Debt when added to Subordinated Debt previously issued pursuant to Section 7.1(g) does not exceed $750,000,000.00 in the aggregate, and (iv) that the proceeds of such Additional Debt will be used by the Borrower solely to fund the transaction costs related to such Additional Debt, the build-out of the Borrower's Cellular System and working capital needs and other general corporate purposes of the Borrower and its Subsidiaries related to such build-out, (b) pro forma projections after giving effect to such Additional Debt, and (c) evidence that the documentation evidencing such Additional Debt shall be on the terms set forth in the description of notes attached hereto as Exhibit A (or on terms substantially as set forth in the
                   ---------
description of notes attached hereto as Exhibit A and in no event materially
                                        ---------
less favorable to the interests of the Lenders than are the terms set forth in such description of notes). If the Additional Debt is expressly subordinated to the Obligations, the Additional Debt shall be "Subordinated Debt" for all purposes under the Loan Agreement and the other Loan Documents. Notwithstanding anything herein or in the Loan Agreement to the contrary, (a) the aggregate initial public offering price or purchase price of the Additional Debt shall be applied to reduce the limitation on Subordinated Debt set forth in Section 7.1(g) of the Loan Agreement, (b) for purposes of Section 7.7 of the Loan Agreement and for all other purposes under the Loan Agreement such Additional Debt shall be deemed to be Indebtedness permitted by Section 7.1 of the Loan Agreement, and (c) such Additional Debt shall not be counted as part of the Indebtedness permitted under Section 7.1(j) of the Loan Agreement.

     4.   No Other Amendment or Waiver.  Notwithstanding the agreement of the
          ----------------------------
Lenders to the terms and provisions of this Amendment, the Borrower and the Parent acknowledge and expressly agree that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Loan Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect.

     5.   Representations and Warranties.  Each of the Borrower and the Parent
          ------------------------------
hereby represents and warrants to and in favor of the Administrative Agent and the Lenders as follows:

          (a) each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

          (b) each of the Borrower and the Parent has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (c) this Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of each of the Borrower and the Parent, and this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrower and the Parent, enforceable against each of the Borrower and the Parent in accordance with their respective terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or the Parent); and

          (d) the execution and delivery of this Amendment and performance by each of the Borrower and the Parent under the Loan Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower and/or the Parent which has not already been obtained, nor be in contravention of or in conflict with the certificate of incorporation or by-laws of either of the Borrower and the Parent, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower and/or the Parent is party or by which the Borrower's and/or the Parent's respective assets or properties are bound.

     6.   Conditions Precedent to Effectiveness of Amendment.  The effectiveness
          --------------------------------------------------
of this Amendment is subject to:

          (a) the execution and delivery of counterparts of this Amendment by the Borrower, the Parent, the Administrative Agent and the Required Lenders;

          (b) all of the representations and warranties of each of the Borrower and the Parent under Section 5 hereof, which are made as of the date hereof, being true and correct in all material respects;

          (c) receipt by the Administrative Agent, on behalf of the Lenders executing and delivering this Amendment on or prior to 5 p.m. (New York time) on Tuesday, January 9, 2001, of an amendment fee in the amount of 0.125% of the sum of (i) the aggregate outstanding Loans (other than the outstanding Revolving Loans) of such Lenders and (ii) the Revolving Loan Commitments of such Lenders (such sum, the "Amendment Fee"), which Amendment Fee shall be fully earned when
                -------------
due and non-refundable when paid; and

          (d) receipt of any other documents or instruments that the Administrative Agent, the Lenders, or any of them, may reasonably request, certified by an officer of each of the Borrower and the Parent if so requested.

     7.   Additional Condition Precedent for Amendment to Section 7.13.  In
          ------------------------------------------------------------
addition to the satisfaction of the Conditions Precedent set forth in Section 6 hereof, the amendment to Section 7.13 of the Loan Agreement set forth in Section 2(a) hereof shall be effective only if the Administrative Agent has received a certificate of the Borrower in form and substance satisfactory to the Administrative Agent setting forth evidence that the gross proceeds of such Additional Debt will be no less than $200,000,000.

     8.   Counterparts.  This Amendment may be executed in multiple
          ------------
counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     9.   Loan Documents.  Each reference in the Loan Agreement or any other
          --------------
Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby and as the same may hereafter be amended.

     10.  Governing Law.  This Amendment shall be construed in accordance with
          -------------
and governed by the internal laws of the State of New York applicable to agreements made and to be performed in New York.

     11.  Effective Date.  Upon satisfaction of the conditions precedent
          --------------
referred to in Section 6 above, this Amendment shall be effective as of the date first above written (except for Section 2(a) hereof, which shall be effective on the date that the conditions precedent referred to in Section 6 above and of the additional condition precedent referred to in Section 7 are satisfied).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.


BORROWER:                          TRITEL PCS, INC., a Delaware corporation


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


PARENT:                            TRITEL, INC., a Delaware corporation


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 1

ADMINISTRATIVE AGENT
AND LENDERS:                       TORONTO DOMINION (TEXAS), INC., as
                                   Administrative Agent and as a Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT

                                                                Signature Page 2

                        ABN AMRO BANK N.V., as a Lender


                        By: _____________________________________
                            Name:________________________________
                            Title:_______________________________


                        By: _____________________________________
                            Name:________________________________
                            Title:_______________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 3

                       AMMC CDO I, LIMITED, as a Lender
                       By: American Money Management Corp., as Collateral
                       Manager


                       By: ______________________________________
                           Name:_________________________________
                           Title:________________________________





                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 4

                      APEX (IDM) CDO I LTD., as a Lender


                      By: ___________________________________________
                          Name:______________________________________
                          Title:_____________________________________



                      ELC (CAYMAN) LTD. CDO SERIES 1999-1, as a Lender


                      By: ____________________________________________
                          Name:_______________________________________
                          Title:______________________________________



                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 5

                      AVALON CAPITAL LTD. 2, as a Lender
                      By: INVESCO Senior Secured Management, Inc. as attorney in fact


                      By: ____________________________________________
                         Name:________________________________________
                         Title:_______________________________________


                      FLOATING RATE PORTFOLIO, as a Lender
                      By: INVESCO Senior Secured Management, Inc. as attorney in fact


                      By: ________________________________________________
                         Name:____________________________________________
                         Title:___________________________________________




                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 6

                      BANK OF AMERICA, N.A., as a Lender


                      By: ________________________________________________
                          Name:___________________________________________
                          Title:__________________________________________



                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 7

                      BANK OF MONTREAL, as a Lender


                      By: ________________________________________________
                         Name:____________________________________________
                         Title:___________________________________________





                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 8

                       THE BANK OF NEW YORK, as a Lender


                       By: _____________________________________________
                           Name:________________________________________
                           Title:_______________________________________




                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                                Signature Page 9

                     THE BANK OF NOVA SCOTIA, as a Lender


                     By:_______________________________________________
                         Name:_________________________________________
                         Title:________________________________________






                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 10

                      THE BANK OF TOKYO-MITSUBISHI TRUST
                      COMPANY, as a Lender


                      By: __________________________________________
                          Name:_____________________________________
                          Title:____________________________________





                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 11

                        BARCLAYS BANK PLC, as a Lender


                        By: _____________________________________________
                            Name:________________________________________
                            Title:_______________________________________





                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 12

                                   CIBC INC., as a Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                                       RESTATED LOAN AND CONSENT
                                                               Signature Page 13

                                   THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                                       RESTATED LOAN AND CONSENT
                                                               Signature Page 14

                                   CREDIT LYONNAIS NEW YORK BRANCH, as a
                                   Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                                       RESTATED LOAN AND CONSENT
                                                               Signature Page 15

                                   CYPRESSTREE INSTITUTIONAL FUND, LLC, as a
                                   Lender
                                   By: CypressTree Investment Management
                                   Company, Inc., its Managing Member


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   NORTH AMERICAN SENIOR FLOATING RATE
                                   FUND, as a Lender
                                   By: Cypress Tree Investment Management
                                   Company, Inc., as Portfolio Manager

                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                                       RESTATED LOAN AND CONSENT
                                                               Signature Page 16

                                   DEBT STRATEGIES FUND, INC., as a Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   MASTER SENIOR FLOATING RATE TRUST, as a
                                   Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                   INCOME STRATEGIES PORTFOLIO, as a Lender
                                   By: Merrill Lynch Asset Management, L.P., as
                                   Investment Advisor


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   MERRILL LYNCH PRIME RATE PORTFOLIO, as a
                                   Lender
                                   By: Merrill Lynch Asset Management, L.P., as
                                   Investment Advisor


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                   INC., as a Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                                       RESTATED LOAN AND CONSENT
                                                               Signature Page 17

                                   DRESDNER BANK AG NEW YORK AND GRAND
                                   CAYMAN BRANCHES, as a Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                                       RESTATED LOAN AND CONSENT
                                                               Signature Page 18

                                   EATON VANCE SENIOR INCOME TRUST, as a Lender
                                   By: Eaton Vance Management, as Investment
                                   Advisor


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   SENIOR DEBT PORTFOLIO, as a Lender
                                   By: Boston Management and Research, as
                                   Investment Advisor


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                                       RESTATED LOAN AND CONSENT
                                                               Signature Page 19

                                   FIRST UNION NATIONAL BANK, as a Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                                       RESTATED LOAN AND CONSENT
                                                               Signature Page 20

                                   FORTIS CAPITAL CORP., as a Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                                       RESTATED LOAN AND CONSENT
                                                               Signature Page 21

                                   FRANKLIN FLOATING RATE TRUST, as a Lender


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                                       RESTATED LOAN AND CONSENT
                                                               Signature Page 22

                         HELLER FINANCIAL, INC., as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________



                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 23

                         KZH CYPRESSTREE-1 LLC, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________




                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 24

                         MERITA BANK PLC, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 25

                         METROPOLITAN LIFE INSURANCE COMPANY, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 26

                         NATIONAL WESTMINSTER BANK PLC, as a Lender
                         By: NatWest Capital Markets Limited, its Agent
                         By: Greenwich Capital Markets, Inc., its Agent


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 27

                         PARIBAS CAPITAL FUNDING LLC, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 28

                         PNC BANK NATIONAL ASSOCIATION, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 29

                         ROYAL BANK OF CANADA, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________



                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 30

                         SOCIETE GENERALE, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 31

                         STEIN ROE & FARNHAM, INCORPORATED, as Agent for KEYPORT LIFE INSURANCE COMPANY, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 32

                         VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________



                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 33

                         VARIABLE INSURANCE PRODUCTS II:  ASSET
                         MANAGER PORTFOLIO, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                         VARIABLE INSURANCE PRODUCTS II:  ASSET
                         MANAGER:  GROWTH PORTFOLIO, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________


                         FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH FUND, as a Lender


                         By:_______________________________________
                            Name:__________________________________
                            Title:_________________________________



                                                  THIRD AMENDMENT TO AMENDED AND
                                             RESTATED LOAN AGREEMENT AND CONSENT
                                                               Signature Page 34